Exhibit 10.4
SHAREHOLDERS’ AGREEMENT
This Shareholders’ Agreement (this “Agreement”) is made and entered into as of May 28, 2021, by and among SoFi Technologies, Inc., a Delaware corporation (the “Company”) (formerly known as Social Capital Hedosophia Holdings Corp. V, a Cayman Islands exempted company limited by shares prior to its domestication as a Delaware corporation), SCH Sponsor V LLC, a Cayman Islands limited liability company (the “Sponsor”), certain former shareholders of Social Finance, Inc., a Delaware corporation (“SoFi”) identified on the signature pages hereto (such shareholders, the “SoFi Investors”, and together with the Sponsor, the “Investors”). Each of the Investors and the Company are referred to herein as a “party” and collectively as “parties”).
RECITALS
WHEREAS, the Company and SoFi entered into that certain Agreement and Plan of Merger, dated as of January 7, 2021, (as amended and as it may be amended or supplemented from time to time, the “Merger Agreement”), by and among the Company, Plutus Merger Sub Inc., a Delaware corporation and a direct wholly owned subsidiary of the Company, and SoFi;
WHEREAS, on the date hereof, pursuant to the Merger Agreement, the SoFi Investors received shares of common stock, par value $0.0001 per share (the “Common Stock”), of the Company;
WHEREAS, capitalized terms used but not defined herein shall have the meanings ascribed to such terms in the Merger Agreement; and
WHEREAS, the parties desire to set forth certain rights and obligations with respect to certain matters, including those relating to the Company’s Board of Directors (the “Board”).
AGREEMENT
In consideration of the foregoing and certain other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:
1.    Defined Terms; Interpretation.
1.1    “Affiliate” of any particular Person means any other Person controlling, controlled by or under common control with such Person, where “control” means the possession, directly or indirectly, of the power to direct the management and policies of a Person whether through the ownership of voting securities, its capacity as a sole or managing member or otherwise; provided, that no Investor shall be deemed an Affiliate of the Company or any of its subsidiaries for purposes of this Agreement and neither the Company nor any of its Subsidiaries shall be deemed an Affiliate of any Investor for purposes of this Agreement; provided, further, that none of the SoftBank Investors shall be deemed an Affiliate of Renren SF Holdings, Inc. for purposes of this Agreement.
1.2    “Affiliated Fund” means an affiliated fund or entity of an Investor, which means with respect to a limited liability company or a limited liability partnership, a fund or entity managed by the same manager or managing member or general partner or management company or by an entity controlling, controlled by, or under common control with such manager or managing member or general partner or management company, or advised by the same investment adviser.
1.3    “Aggregate Repurchase Amount” means two-hundred and fifty million dollars ($250,000,000).
1.4    “Common Shares” means shares of Common Stock and Non-Voting Common Stock.
1.5    “Nasdaq” means the Nasdaq Stock Market LLC.
1.6    “Nasdaq Listing Standard” means Nasdaq listing standards, taking into account the specific factors and guidance set forth in Nasdaq Rule 5605, including the commentary thereto.
1.7    “Non-Voting Common Stock” means shares of non-voting common stock, par value $0.0001 per share, of the Company.
1.8    “Person” means any natural person, sole proprietorship, partnership, trust, unincorporated association, corporation, limited liability company, entity or Governmental Entity.
1.9    “Permitted Sale Shares” means the number of Common Shares sold by the applicable Repurchase Investor in the Bank Charter Repurchase or pursuant to Section 2.3.
1.10    “Pro Rata Share” means, with respect to any Repurchase Investor, the quotient obtained by dividing (i) the number of Common Shares beneficially owned by such Repurchase Investor as of immediately prior to a Covered Repurchase by (ii) the aggregate number of Common Shares beneficially owned by all Repurchase Investors as of immediately prior to a Covered Repurchase, expressed as a percentage.
1.11    “QIA Director Nomination Number” means (a) one (1) QIA Nominee for so long as the QIA Investors beneficially own in the aggregate such number of Common Shares equal to either (i) at least 12,264,677 Common Shares (subject to adjustment for stock splits, reclassifications, combinations, stock dividends and similar adjustments) minus the Permitted Sale Shares or (ii) at least five percent of the issued and outstanding Common Shares and (b) zero (0) QIA Nominees at any time after the QIA Investors beneficially own in the aggregate such number of Common Shares equal to (i) less than 12,264,677 Common Shares (subject to adjustment for stock splits, reclassifications, combinations, stock dividends and similar adjustments) minus the Permitted Sale Shares and (ii) less than five percent of the issued and outstanding Common Shares.
1.12    “QIA Investors” means QIA FIG Holding LLC and any Affiliated Fund of the foregoing to whom it has transferred Common Shares.
1.13    “QIA Nominee” means Ahmed Ali Al-Hammadi, collectively with any Replacement QIA Nominee.

1.14    “Red Crow Director Nomination Number” means (a) one (1) Red Crow Nominee for so long as the Red Crow Investors beneficially own in the aggregate either (i) at least 26,960,827 Common Shares (subject to adjustment for stock splits, reclassifications, combinations, stock dividends and similar adjustments) or (ii) at least five percent of the issued and outstanding Common Shares and (b) zero (0) Red Crow Nominees at any time after the Red Crow Investors beneficially own in the aggregate (i) less than 26,960,827 Common Shares (subject to adjustment for stock splits, reclassifications, combinations, stock dividends and similar adjustments) and (ii) less than five percent of the issued and outstanding Common Shares.
1.15    “Red Crow Independent Nominee” means Harvey Schwartz, collectively with any Replacement Red Crow Independent Nominee.
1.16    “Red Crow Investors” means, Red Crow Capital, LLC and any Affiliated Fund of the foregoing to whom the foregoing have transferred Common Shares.
1.17    “Red Crow Nominee” means Clay Wilkes, collectively with any Replacement Red Crow Nominee.
1.18    “Repurchase Investors” means the Silver Lake Investors (collectively), the SoftBank Investors (collectively) and the QIA Investors (collectively).
1.19    “Silver Lake Director Nomination Number” means (a) one (1) Silver Lake Nominee for so long as the Silver Lake Investors beneficially own in the aggregate such number of Common Shares equal to either (i) at least 19,258,669 Common Shares (subject to adjustment for stock splits, reclassifications, combinations, stock dividends and similar adjustments) minus the Permitted Sale Shares or (ii) at least five percent of the issued and outstanding Common Shares and (b) zero (0) Silver Lake Nominees at any time after the Silver Lake Investors beneficially own in the aggregate such number of Common Shares equal to (i) less than 19,258,669 Common Shares (subject to adjustment for stock splits, reclassifications, combinations, stock dividends and similar adjustments) minus the Permitted Sale Shares and (ii) less than five percent of the issued and outstanding Common Shares.
1.20    “Silver Lake Investors” means, collectively, Silver Lake Partners IV, L.P. and Silver Lake Technology Investors IV (Delaware II), L.P., and any Affiliated Fund of the foregoing to whom the foregoing have transferred Common Shares.
1.21    “Silver Lake Nominee” means Michael Bingle, collectively with any Replacement Silver Lake Nominee.
1.22    “SoftBank Director Nomination Number” means (a) two (2) SoftBank Nominees for so long as the SoftBank Investors beneficially own in the aggregate such number of Common Shares equal to at least 66,398,366 Common Shares (subject to adjustment for stock splits, reclassifications, combinations, stock dividends and similar adjustments) minus the Permitted Sale Shares, (b) one (1) SoftBank Nominee for so long as the SoftBank Investors beneficially own in the aggregate such number of Common Shares equal to either (i) at least 33,199,183 Common Shares (subject to adjustment for stock splits, reclassifications, combinations, stock dividends and similar adjustments) minus the Permitted Sale Shares or (ii) at least five percent of the issued and outstanding Common Shares and (c) zero (0) SoftBank Nominees at any time after the SoftBank Investors beneficially own such number of Common Shares equal to in the aggregate (i) less than 33,199,183 Common Shares (subject to adjustment for stock splits, reclassifications, combinations, stock dividends and similar adjustments) minus the Permitted Sale Shares and (ii) less than five percent of the issued and outstanding Common Shares.
1.23    “SoftBank Independent Nominee” means G. Thompson Hutton, collectively with any Replacement SoftBank Independent Nominee.
1.24    “SoftBank Investors” means, collectively, SoftBank Group Capital Limited and SB Sonic Holdco (UK) Limited and any Affiliated Fund of the foregoing to whom the foregoing have transferred Common Shares.
1.25    “SoftBank Nominees” means Michel Combes and Carlos Medeiros, collectively with any Replacement SoftBank Nominee.
1.26    “SoftBank-OPI Percentage” means, as of a specified time, the quotient obtained by dividing (i) (A) the number of Common Shares beneficially owned by the SoftBank Investors plus (B) the number of Common Shares beneficially owned by Renren SF Holdings Inc. or any of its Affiliates by (ii) the aggregate number of Common Shares issued and outstanding, expressed as a percentage.
1.27    “Sponsor Director Nomination Number” means (a) two (2) Sponsor Independent Nominees for so long the Sponsor Investors beneficially own in the aggregate at least 9,962,500 shares of Common Stock (subject to adjustment for stock splits, reclassifications, combinations, stock dividends and similar adjustments), (b) one (1) Sponsor Independent Nominee for so long as the Sponsor Investors beneficially own in the aggregate either (i) at least 4,981,250 shares of Common Stock (subject to adjustment for stock splits, reclassifications, combinations, stock dividends and similar adjustments) or (ii) at least five percent of the issued and outstanding shares of Common Stock and (c) zero (0) Sponsor Independent Nominees at any time after the Sponsor Investors beneficially own in the aggregate (i) less than 4,981,250 shares of Common Stock (subject to adjustment for stock splits, reclassifications, combinations, stock dividends and similar adjustments) and (ii) less than five percent of the issued and outstanding shares of Common Stock.
1.28    “Sponsor Investors” means the Sponsor and any Affiliated Fund of the Sponsor to whom the Sponsor has transferred shares of Common Stock.
1.29    “Sponsor Independent Nominees” means Richard Costolo and the Sponsor Second Independent Nominee, collectively with any Replacement Sponsor Independent Nominee.
1.30    “Sponsor Second Independent Nominee” means a director nominee recommended and appointed in accordance with Section 3.3, collectively with any Replacement Sponsor Independent Nominee.
1.31    The phrase “beneficially owned” shall refer to beneficial ownership as determined under Rule 13d-3 promulgated under the Securities Exchange Act of 1934, as amended.

2.    Certain Repurchases of Common Shares.
2.1    Immediately following the Effective Time and on the same date as the Effective Time, prior to any repurchase of any Common Shares pursuant to Section 2.3, the Company and the SoftBank Investors shall execute and deliver to the other party a counterpart signature page to the Share Repurchase Agreement substantially in the form attached hereto as Exhibit A (“Share Repurchase Agreement”), committing the Company to repurchase, in the aggregate, one hundred and fifty million dollars ($150,000,000) of Common Shares held by SoftBank Investors, at a price per share equal to ten dollars ($10) (the “Bank Charter Repurchase”) on the terms, and subject to the conditions, set forth therein.
2.2    If, following the completion of any Bank Charter Repurchase, the SoftBank-OPI Percentage is greater than 24.9% (or 14.9%, if the Board of Governors of the Federal Reserve System has provided written notice to the Company that the SoftBank Investors, Renren SF Holdings Inc. and their respective Affiliates, must own or control, collectively, 14.9% or less of the voting power of any class of voting securities of the Company in order for any of the SoftBank Investors, Renren SF Holdings Inc. or their respective Affiliates to not “control” the Company (within the meaning of the Bank Holding Company Act of 1956, as amended)) (the “Specified Regulatory Percentage”), then within ten (10) Business Days following delivery of a written request from the Company (which request shall be delivered in connection with the Company’s efforts to become a bank holding company (within the meaning of the Bank Holding Company Act of 1956, as amended)), the SoftBank Investors shall cause to be converted into Non-Voting Common Stock such number of shares of Common Stock beneficially owned by the SoftBank Investors, Renren SF Holdings Inc. or any of their respective Affiliates as may be required such that, immediately following such conversion, the SoftBank Investors, Renren SF Holdings Inc. and their respective Affiliates, would not own or control, or be deemed to own or control, collectively, greater than the Specified Regulatory Percentage of the voting power of any class of voting securities of the Company.
2.3    Available Acquiror Cash Repurchase. If as of the Effective Time, the Available Acquiror Cash exceeds one billion, two-hundred and fifty million dollars ($1,250,000,000) minus the aggregate amount of the net proceeds raised pursuant to that certain common stock purchase agreement, dated December 30, 2020, by and among SoFi and the investors specified therein, in the aggregate (the “Minimum Repurchase Threshold”), then, subject to the Board’s determination, in its sole discretion, to approve the repurchase of Common Shares from shareholders of the Company and applicable laws, from the date that is 10 days after such determination until the earlier of (x) the date that is 180 days following the Effective Time and (y) such time as the Company has effected repurchases of Common Shares with an aggregate purchase price of the Aggregate Repurchase Amount (any such repurchase, a “Covered Repurchase”), subject to applicable Law, the Company shall offer (a “Repurchase Offer”) each Repurchase Investor the opportunity to sell a number of Common Shares in such Covered Repurchase at a price per share equal to ten dollars ($10) (subject to adjustment for stock splits, reclassifications, combinations, stock dividends and similar adjustments) (the “Repurchase Price”) up to a number of shares equal to such Repurchase Investor’s Pro Rata Share of the aggregate number of Common Shares with an aggregate purchase price equal to the Aggregate Repurchase Amount (such number of shares, an “Offered Amount”); provided, that if the

SoftBank Investors have sold shares to the Company pursuant to Section 2.1, then prior to a Repurchase Offer being made to the SoftBank Investors, any Repurchase Offer made by the Company shall be made to the QIA Investors (collectively) and the Silver Lake Investors (collectively) for seven (7) days, in an aggregate amount of shares of Common Stock (allocated between the QIA Investors and the Silver Lake Investors based on such Repurchase Investors’ Pro Rata Shares calculated solely as between the QIA Investors and the Silver Lake Investors) equal to the number of shares of Common Stock they could have had repurchased pursuant to this Section 2.3 (without regard to this proviso) if a repurchase pursuant to Section 2.1 had not been made minus the number of shares of Common Stock they are able to have repurchased following the repurchase pursuant to this Section 2.3 (without regard to this proviso) (a “Catch-Up Offer”). If any Repurchase Investor elects to sell less than its Offered Amount in respect of any Repurchase Offer other than a Catch-Up Offer, each other Repurchase Investor that fully elected to sell its Offered Amount in respect of such Repurchase Offer shall have the right to sell an additional number of Common Shares equal to, with respect to each such Repurchase Investor, the product of (A) the number of Common Shares subject to a Repurchase Offer but not elected to be sold by a Repurchase Investor pursuant to the foregoing sentence multiplied by (B) a fraction, the numerator of which is the number of Common Shares sold by such Repurchase Investor electing to exercise its overallotment right pursuant to this sentence and the denominator of which is the aggregate number of Common Shares sold by all fully-participating Repurchase Investors electing to exercise their overallotment right pursuant to this sentence. The overallotment mechanism contemplated by the preceding sentence shall be repeated until either (1) all Common Shares subject to a Repurchase Offer have been repurchased by the Company or (2) no Repurchase Investor desires to sell additional Common Shares subject to such Repurchase Offer.
2.4    The Company shall ensure that any Repurchase Offer is made to each of the applicable Repurchase Investors on the same price and terms and use reasonable best efforts to ensure that such Repurchase Offer is made substantially concurrently, and to the extent that more than one Repurchase Investor determines to participate in the applicable Covered Repurchase, that the consummation of such Covered Repurchase as between multiple Repurchase Investors occurs substantially concurrently. The Repurchase Investors shall provide the Company with reasonable cooperation to effect the foregoing. Any Covered Repurchase pursuant to a Repurchase Offer shall be subject to the mutual agreement of the Company and the applicable Repurchase Investors, and shall be effected using customary documentation and terms reasonably acceptable to the Company and the applicable Repurchase Investors (which shall contain terms no less favorable to the Repurchase Investors than the Share Repurchase Agreement).
2.5    For the avoidance of doubt, nothing in this Section 2 shall restrict or impede the Company’s ability to repurchase shares of Common Stock pursuant to any equity incentive plan, award agreement or similar compensation arrangements in effect as of the date hereof.
3.    Board Matters.
3.1    Initial Composition. As of the Effective Time, the size of the Board shall be thirteen (13), comprised as follows: Anthony Noto, Clay Wilkes, G. Thompson Hutton, Steven

Freiberg, Ahmed Ali Al-Hammadi, Michael Bingle, Michel Combes, Richard Costolo, Clara Liang, Carlos Medeiros, Harvey Schwartz, Magdalena Yesil and one vacancy (which is intended to be filled by a Sponsor Independent Nominee, subject to and in accordance with Section 3.3(a)(i)).
3.2    Chairman. As of the Effective Time, G. Thompson Hutton shall be elected as Chairperson of the Board, to serve in such capacity in accordance with the Amended and Restated Bylaws of the Company.
3.3    Independent Nominees.
(a)    Independent Nominees.
(i)    Sponsor. Until such time as the Sponsor Director Nomination Number is zero (0), then both (A) the Sponsor shall have the right and ability to recommend a number of Sponsor Independent Nominees equal to the Sponsor Director Nomination Number (who shall initially be Richard Costolo, as set forth in Section 3.1, and another director nominee recommended by the Sponsor in accordance with Section 3.3(b)) and (B) if any Sponsor Independent Nominee (or any Replacement Sponsor Independent Nominee) is unable or unwilling to serve as a director and ceases to be a director, resigns as a director, is removed as a director, or for any other reason fails to serve as a director, the Sponsor shall have the ability to recommend a substitute person in accordance with this Section 3.3(a) (any such replacement nominee shall be referred to as a “Replacement Sponsor Independent Nominee”).
(ii)    SoftBank Investors. Until such time as the SoftBank Investors beneficially own in the aggregate less than 66,398,366 Common Shares (subject to adjustment for stock splits, reclassifications, combinations, stock dividends and similar adjustments) minus the Permitted Sale Shares (the “SoftBank Independent Minimum Ownership Threshold”), then both (A) the SoftBank Investors shall have the right and ability to recommend a SoftBank Independent Nominee (who shall initially be G. Thompson Hutton, as set forth in Section 3.1) and (B) if the SoftBank Independent Nominee (or any Replacement SoftBank Independent Nominee) is unable or unwilling to serve as a director and ceases to be a director, resigns as a director, is removed as a director, or for any other reason fails to serve as a director, the SoftBank Investors shall have the ability to recommend a substitute person in accordance with this Section 3.3 (any such replacement nominee shall be referred to as a “Replacement SoftBank Independent Nominee”).
(iii)    Red Crow Investors. Until such time as the Red Crow Investors beneficially own in the aggregate less than 26,569,524 Common Shares (subject to adjustment for stock splits, reclassifications, combinations, stock dividends and similar adjustments) (the “Red Crow Independent Minimum Ownership Threshold”), then both (A) the Red Crow Investors shall have the right and ability to recommend a Red Crow Independent Nominee (who shall initially be Harvey Schwartz, as set forth in Section 3.1) and (B) if the Red Crow Independent Nominee (or any Replacement Red Crow Independent Nominee) is unable or unwilling to serve as a director and ceases to be a director, resigns as a director, is removed as a director, or for any other reason fails to serve as a director, the Red Crow Investors shall have the ability to recommend a substitute person in accordance with this Section 3.3 (any such replacement nominee shall be referred to as a “Replacement Red Crow Independent Nominee”).
(b)    Replacement Independent Nominees. Any Replacement Sponsor Independent Nominee, Replacement SoftBank Independent Nominee or Replacement Red Crow Independent Nominee, and the Sponsor Second Independent Nominee, as the case may be, must (A) qualify as “independent” pursuant to Nasdaq Listing Standards, (B) satisfy requirements under applicable Law (including that the election of such person would not violate any Applicable Banking Laws as defined in Section 3.2(h)(iii) of the Company’s Amended and Restated Bylaws) and, if the Company has any bank or insured depositary institution subsidiaries, the requirements under applicable Law with respect to service on the boards of such subsidiaries and (C) be independent of the Sponsor Investors, SoftBank Investors or Red Crow Investors, as applicable. In addition, any Replacement SoftBank Independent Nominee must, solely for the first twelve (12) months following the Effective Time, be one of Steven Freiberg, Clara Liang or Magdalena Yesil (it being understood that if all such individuals are at the applicable time already serving on the Board, the Board shall be entitled to fill the vacancy created by the failure of the SoftBank Independent Nominee to serve in its discretion). The Nominating and Governance Committee of the Company (the “Nominating and Governance Committee”) shall make its determination and recommendation regarding whether such Sponsor Second Independent Nominee, Replacement Sponsor Independent Nominee, Replacement SoftBank Independent Nominee or Replacement Red Crow Independent Nominee, as the case may be, meets the foregoing criteria within fifteen (15) business days after (1) such nominee has submitted to the Company (x) a fully completed copy of the Company’s standard director and officer questionnaire and other reasonable and customary director onboarding documentation (including an authorization form to conduct a background check, a representation agreement, consent to be named as a director in the Company’s proxy statement and certain other agreements) applicable to new directors of the Company and (y) a written representation that such nominee, if elected as a director of the Company, would be in compliance, and will comply, with all applicable Company guidelines and policies and (2) representatives of the Board have conducted customary interview(s) of such nominee, if such interviews are requested by the Board or the Nominating and Governance Committee. The Company shall use its reasonable best efforts to conduct any interview(s) contemplated by this Section 3.3(b) as promptly as reasonably practicable. In the event the Nominating and Governance Committee does not accept a person recommended by the Sponsor as the Sponsor Second Independent Nominee or the Replacement Sponsor Independent Nominee, a person recommended by the SoftBank Investors as the Replacement SoftBank Independent Nominee, or a person recommended by the Red Crow Investors as the Replacement Red Crow Independent Nominee, as the case may be, the Sponsor, the SoftBank Investors or the Red Crow Investors, as applicable, shall have the right to recommend additional substitute person(s) whose appointment shall be subject to the Nominating and Governance Committee recommending such person in accordance with the procedures described above. Upon the recommendation of a Sponsor Second Independent Nominee, Replacement Sponsor Independent Nominee, Replacement SoftBank Independent Nominee or Replacement Red Crow Independent Nominee, as the case may be, by the Nominating and Governance Committee, the Board shall vote on the appointment of such Sponsor Second Independent Nominee, Replacement Sponsor Independent Nominee, Replacement SoftBank

Independent Nominee or Replacement Red Crow Independent Nominee, as the case may be, to the Board promptly after the Nominating and Governance Committee recommendation of such Sponsor Second Independent Nominee, Replacement Sponsor Independent Nominee, Replacement SoftBank Independent Nominee or Replacement Red Crow Independent Nominee, as the case may be; provided, however, that if the Board does not appoint such Sponsor Second Independent Nominee, Replacement Sponsor Independent Nominee, Replacement SoftBank Independent Nominee or Replacement Red Crow Independent Nominee, as the case may be, to the Board pursuant to this Section 3.3(b), the Company and the Sponsor, the SoftBank Investors or the Red Crow Investors, as applicable, shall continue to follow the procedures of this Section 3.3(b) until a Sponsor Second Independent Nominee, Replacement Sponsor Independent Nominee, Replacement SoftBank Independent Nominee or Replacement Red Crow Independent Nominee, as applicable, is elected to the Board.
(c)    Company Obligations. The Company agrees:
(i)    that until such time as the Sponsor Director Nomination Number is zero (0), and provided that the Sponsor Independent Nominees are able and willing to continue to serve on the Board, the Company will include each applicable Sponsor Independent Nominee in the Company’s slate of director nominees to stand for election to the Board at any meeting of Company shareholders at which directors are to be elected;
(ii)    that until such time as the SoftBank Investors in the aggregate no longer meet the SoftBank Independent Minimum Ownership Threshold, and provided that the SoftBank Independent Nominee is able and willing to continue to serve on the Board, the Company will include each applicable SoftBank Independent Nominee in the Company’s slate of director nominees to stand for election to the Board at any meeting of Company shareholders at which directors are to be elected;
(iii)    that until such time as the Red Crow Investors in the aggregate no longer meet the Red Crow Independent Minimum Ownership Threshold, and provided that the Red Crow Independent Nominee is able and willing to continue to serve on the Board, the Company will include each applicable Red Crow Independent Nominee in the Company’s slate of director nominees to stand for election to the Board at any meeting of Company shareholders at which directors are to be elected; and
(iv)    to recommend, support and solicit proxies for each such Sponsor Independent Nominees, SoftBank Independent Nominee and Red Crow Independent Nominee, in each such case, in substantially the same manner as it recommends, supports and solicits proxies for any other members of such slate of director nominees.
(d)    Certain Investor Obligations.
(i)    Each of Sponsor, the SoftBank Investors and the Red Crow Investors, severally and not jointly, agrees and commits solely with the Company (and not any other party) that such party will appear in person or by proxy at any meeting of Company shareholders at which directors are to be elected and vote all shares beneficially owned by such party in favor of each of the nominees on the slate of director nominees nominated by the

Company and otherwise in accordance with the Board’s recommendation on any other proposal relating to the appointment, election or removal of directors. The obligation for Sponsor to comply with this Section 3.3(d)(i) shall automatically terminate without any further action at such time as the Sponsor Director Nomination Number is zero (0). The obligation for the SoftBank Investors to comply with this Section 3.3(d)(i) shall automatically terminate without any further action at such time as the SoftBank Investors in the aggregate no longer meet the SoftBank Independent Minimum Ownership Threshold. The obligation for the Red Crow Investors to comply with this Section 3.3(d)(i) shall automatically terminate without any further action at such time as the Red Crow Investors in the aggregate no longer meet the Red Crow Independent Minimum Ownership Threshold.
(ii)    Each of Sponsor, the SoftBank Investors and the Red Crow Investors, severally and not jointly, agrees and commits solely with the Company (and not any other party) that (x), solely in the case of Sponsor, prior to any Sponsor Independent Nominee (including any Replacement Sponsor Independent Nominee) being appointed to the Board, (y) solely in the case of the SoftBank Investors, prior to any SoftBank Independent Nominee (including any Replacement SoftBank Independent Nominee) being appointed to the Board and (z) solely in the case of the Red Crow Investors, prior to any Red Crow Independent Nominee (including any Replacement Red Crow Independent Nominee) being appointed to the Board, the Sponsor Independent Nominees, the SoftBank Independent Nominee and/or the Red Crow Independent Nominee, as the case may be, shall have submitted to the Board a duly executed irrevocable resignation letter pursuant to which such nominee(s) shall resign from the Board and all applicable committees thereof automatically and effective immediately if Sponsor in the aggregate (solely in the case of the Sponsor Independent Nominees), the SoftBank Investors in the aggregate (solely in the case of the SoftBank Independent Nominee) or the Red Crow Investors in the aggregate (solely in the case of the Red Crow Independent Nominee), fail(s) to have the right to nominate such nominee(s) to the Board. Sponsor shall promptly (and in any event within five (5) business days) provide written notice to the Company if the Sponsor Director Nomination Number is reduced to one (1) or reduced to zero (0) at any time. The SoftBank Investors shall promptly (and in any event within five (5) business days) provide written notice to the Company if the SoftBank Investors, in the aggregate, fail to satisfy the SoftBank Independent Minimum Ownership Threshold at any time. The Red Crow Investors shall promptly (and in any event within five (5) business days) provide written notice to the Company if the Red Crow Director Nomination Number is zero (0) at any time.
3.4    Other Nominees.
(a)    Other Nominees.
(i)    SoftBank Investors. Until such time as the SoftBank Director Nomination Number is zero (0), then both (A) the SoftBank Investors shall have the right and ability to recommend a number of SoftBank Nominees equal to the SoftBank Director Nomination Number (who shall initially be Michel Combes and Carlos Medeiros, as set forth in Section 3.1) and (B) if any SoftBank Nominee (or any Replacement SoftBank Nominee) is unable or unwilling to serve as a director and ceases to be a director, resigns as a director, is removed as a director, or for any other reason fails to serve as a director, SoftBank shall have the ability to recommend a substitute person in accordance with this Section 3.4 (any such replacement nominee shall be referred to as a “Replacement SoftBank Nominee”).
(ii)    Silver Lake Investors. Until such time as the Silver Lake Director Nomination Number is zero (0), then both (A) the Silver Lake Investors shall have the right and ability to recommend a Silver Lake Nominee (who shall initially be Michael Bingle, as set forth in Section 3.1) and (B) if the Silver Lake Nominee (or any Replacement Silver Lake Nominee) is unable or unwilling to serve as a director and ceases to be a director, resigns as a director, is removed as a director, or for any other reason fails to serve as a director, the Silver Lake Investors shall have the ability to recommend a substitute person in accordance with this Section 3.4 (any such replacement nominee shall be referred to as a “Replacement Silver Lake Nominee”).
(iii)    QIA Investors Until such time as the QIA Director Nomination Number is zero (0), then both (A) the QIA Investors shall have the right and ability to recommend a QIA Nominee (who shall initially be Ahmed Ali Al-Hammadi, as set forth in Section 3.1) and (B) if the QIA Nominee (or any Replacement QIA Nominee) is unable or unwilling to serve as a director and ceases to be a director, resigns as a director, is removed as a director, or for any other reason fails to serve as a director, the QIA Investors shall have the ability to recommend a substitute person in accordance with this Section 3.4 (any such replacement nominee shall be referred to as a “Replacement QIA Nominee”).
(iv)    Red Crow Investors. Until such time as the Red Crow Director Nomination Number is zero (0), then both (A) the Red Crow Investors shall have the right and ability to recommend a Red Crow Nominee (who shall initially be Clay Wilkes, as set forth in Section 3.1) and (B) if the Red Crow Nominee (or any Replacement Red Crow Nominee) is unable or unwilling to serve as a director and ceases to be a director, resigns as a director, is removed as a director, or for any other reason fails to serve as a director, the Red Crow Investors shall have the ability to recommend a substitute person in accordance with this Section 3.4 (any such replacement nominee shall be referred to as a “Replacement Red Crow Nominee”).
(b)    Replacement Nominees.
(i)    Any Replacement SoftBank Nominee, Replacement Silver Lake Nominee, Replacement QIA Nominee or Replacement Red Crow Nominees, as the case may be, must satisfy requirements under applicable Law (including that the election of such person would not violate any Applicable Banking Laws as defined in Section 3.2(h)(iii) of the Company’s Amended and Restated Bylaws). The Nominating and Governance Committee of the Company shall make its determination and recommendation regarding whether such Replacement SoftBank Nominee, Replacement Silver Lake Nominee, Replacement QIA Nominee or Replacement Red Crow Nominee, as the case may be, meets the foregoing criteria within fifteen (15) business days after such nominee has submitted to the Company (x) a fully completed copy of the Company’s standard director and officer questionnaire and other reasonable and customary director onboarding documentation (including an authorization form to conduct a background check, a representation agreement, consent to be named as a director in the Company’s proxy statement and certain other agreements) applicable to new directors of the Company and (y) a written representation that such nominee, if elected as a director of the

Company, would be in compliance, and will comply, with all applicable Company guidelines and policies. If the Nominating and Governance Committee determines that such person meets such criteria, the Board shall vote to elect such person to the Board promptly following the Nominating and Governance Committee’s determination. In the event the Nominating and Governance Committee determines that such person does not meet such criteria, the SoftBank Investors, the Silver Lake Investors, the QIA Investors or the Red Crow Investors, as applicable, shall have the right to recommend additional substitute person(s) whose appointment shall be subject to the Nominating and Governance Committee recommending such person in accordance with the procedures described above.
(ii)    If the Company has any bank or insured depositary institution subsidiaries, and such Replacement SoftBank Nominee, Replacement Silver Lake Nominee, Replacement QIA Nominee or Replacement Red Crow Nominee, as the case may be, would serve as a director of such insured depositary institution subsidiary, then such Replacement SoftBank Nominee, Replacement Silver Lake Nominee, Replacement QIA Nominee or Replacement Red Crow Nominee, as the case may be, must meet the requirements under applicable Law (including that the election of such person would not violate any Applicable Banking Laws as defined in Section 3.2(h)(iii) of the Company’s Amended and Restated Bylaws) with respect to service on the boards of such subsidiaries. For the avoidance of doubt, the failure of any Replacement SoftBank Nominee, Replacement Silver Lake Nominee, Replacement QIA Nominee or Replacement Red Crow Nominee, as the case may be, to meet the requirements for serving as a director of an insured depositary institution subsidiary of the Company shall not disqualify such person from serving as a director of the Company.
(iii)    If the eligibility of the Replacement QIA Nominee or a Replacement SoftBank Nominee to serve on the Board or the board of directors of any insured depositary institution subsidiary of the Company would depend on obtaining a waiver of citizenship, residency or other requirements as to which waivers may be granted, then the Company agrees to seek such waiver (or cause its subsidiary insured depositary institution subsidiary to seek such waiver) with respect to the Replacement QIA Nominee or a Replacement SoftBank Nominee, as applicable.
(c)    Company Obligations. The Company agrees:
(i)    that until such time as the SoftBank Director Nomination Number is zero (0), and provided that the SoftBank Nominees are able and willing to continue to serve on the Board, the Company will include each applicable SoftBank Nominee in the Company’s slate of director nominees to stand for election to the Board at any meeting of Company shareholders at which directors are to be elected;
(ii)    until such time that the Silver Lake Director Nomination Number is zero (0), and provided that the Silver Lake Nominee is able and willing to continue to serve on the Board, the Company will include the Silver Lake Nominee in the Company’s slate of director nominees to stand for election to the Board at any meeting of Company shareholders at which directors are to be elected;

(iii)    that until such time that the QIA Director Nomination Number is zero (0), and provided that the QIA Nominee is able and willing to continue to serve on the Board, the Company will include the QIA Nominee in the Company’s slate of director nominees to stand for election to the Board at any meeting of Company shareholders at which directors are to be elected;
(iv)    that until such time that the Red Crow Director Nomination Number is zero (0), and provided that the Red Crow Nominee is able and willing to continue to serve on the Board, the Company will include the Red Crow Nominee in the Company’s slate of director nominees to stand for election to the Board at any meeting of Company shareholders at which directors are to be elected; and
(v)    to recommend, support and solicit proxies for each such SoftBank Nominees, Silver Lake Nominee, QIA Nominee and Red Crow Nominee, in each such case, in substantially the same manner as it recommends, supports and solicits proxies for any other members of such slate of director nominees.
(d)    Certain Investor Obligations.
(i)    Each of the SoftBank Investors, the Silver Lake Investors, the QIA Investors and the Red Crow Investors, severally and not jointly, agrees and commits solely with the Company (and not any other party) that such party will appear in person or by proxy at any meeting of Company shareholders at which directors are to be elected and vote all shares beneficially owned by such party in favor of each of the nominees on the slate of director nominees nominated by the Company and otherwise in accordance with the Board’s recommendation on any other proposal relating to the appointment, election or removal of directors. The obligation for the SoftBank Investors to comply with this Section 3.4(d)(i) shall automatically terminate without any further action at such time as the SoftBank Director Nomination Number is zero (0). The obligation for the Silver Lake Investors to comply with this Section 3.4(d)(i) shall automatically terminate without any further action at such time as the Silver Lake Director Nomination Number is zero (0). The obligation for the QIA Investors to comply with this Section 3.4(d)(i) shall automatically terminate without any further action at such time as the QIA Director Nomination Number is zero (0). The obligation for the Red Crow Investors to comply with this Section 3.4(d)(i) shall automatically terminate without any further action at such time as the Red Crow Director Nomination Number is zero (0).
(ii)    Each of the SoftBank Investors, the Silver Lake Investors, the QIA Investors and the Red Crow Investors, severally and not jointly, agrees and commits solely with the Company (and not any other party) that (w) solely in the case of the SoftBank Investors, prior to any SoftBank Nominees (including any Replacement SoftBank Nominees) being appointed to the Board, (x) solely in the case of the Silver Lake Investors, prior to any Silver Lake Nominee (including any Replacement Silver Lake Nominee) being appointed to the Board, (y) solely in the case of the QIA Investors, prior to any QIA Nominee (including any Replacement QIA Nominee) being appointed to the Board and (z) solely in the case of the Red Crow Investors, prior to any Red Crow Nominee (including any Replacement Red Crow Nominee) being appointed to the Board, the SoftBank Nominees, the Silver Lake Nominee, the QIA Nominee and/or the Red Crow Nominee, as the case may be, shall have submitted to the Board a duly executed irrevocable resignation letter pursuant to which such nominee(s) shall resign from the Board and all applicable committees thereof automatically and effective immediately if the SoftBank Investors in the aggregate (solely in the case of the SoftBank Nominees), the Silver Lake Investors in the aggregate (solely in the case of the Silver Lake Nominee), the QIA Investors in the aggregate (solely in the case of the QIA Nominee) or the Red Crow Investors in the aggregate (solely in the case of the Red Crow Nominee), fail(s) to have the right to nominate such nominee(s) to the Board. The SoftBank Investors shall promptly (and in any event within five (5) business days) provide written notice to the Company if the SoftBank Director Nomination Number is reduced to one (1) or reduced to zero (0) at any time. The Silver Lake Investors shall promptly (and in any event within five (5) business days) provide written notice to the Company if the Silver Lake Director Nomination Number is reduced to zero (0) at any time. The QIA Investors shall promptly (and in any event within five (5) business days) provide written notice to the Company if the QIA Director Nomination Number is reduced to zero (0) at any time. The Red Crow Investors shall promptly (and in any event within five (5) business days) provide written notice to the Company if the Red Crow Director Nomination Number is reduced to zero (0) at any time.
(iii)    The SoftBank Investors, the Silver Lake Investors, the QIA Investors and the Red Crow Investors agree to vote in favor of a requirement that a “say-on-pay” stockholder vote be conducted on an annual basis at each meeting of the stockholders where the stockholders are entitled to vote on such matter. The obligation for the SoftBank Investors to comply with this Section 3.4(d)(iii) shall automatically terminate without any further action at such time as the SoftBank Director Nomination Number is zero (0). The obligation for the Silver Lake Investors to comply with this Section 3.4(d)(iii) shall automatically terminate without any further action at such time as the Silver Lake Director Nomination Number is zero (0). The obligation for the QIA Investors to comply with this Section 3.4(d)(iii) shall automatically terminate without any further action at such time as the QIA Director Nomination Number is zero (0). The obligation for the Red Crow Investors to comply with this Section 3.4(d)(iii) shall automatically terminate without any further action at such time as the Red Crow Director Nomination Number is zero (0).
3.5    Committees; Corporate Governance.
(a)    The Board shall promptly establish customary committees including an Audit Committee, a Nominating and Governance Committee a Compensation Committee and a Risk Committee.
(b)    Subject to applicable law and qualification of the applicable designees as “independent” pursuant to the Nasdaq Listing Standards (including any heightened independence requirements for service on specific committees), for so long as the SoftBank Director Nomination Number is two (2), the SoftBank Investors shall be entitled to designate one member of each of two standing committees of the Board (as determined by the SoftBank Investors) and for so long as the SoftBank Director Nomination Number is one (1), the SoftBank Investors shall be entitled to designate one member of one standing committee of the Board (as determined by the SoftBank Investors). For so long as a SoftBank Nominee or SoftBank Independent Nominee serves on the Nominating and Governance Committee, the Compensation Committee or the Audit Committee, any such Committee not have fewer than four (4) members.
(c)    Subject to applicable law and qualification of the applicable designee as “independent” pursuant to the Nasdaq Listing Standards (including any heightened independence requirements for service on specific committees), for so long as the Red Crow Investors are entitled to nominate both a Red Crow Nominee and a Red Crow Independent Nominee, the Red Crow Investors shall be entitled to designate one member of each of two standing committees of the Board (as determined by the Red Crow Investors) and for so long as the Red Crow Investors are entitled to nominate either a Red Crow Nominee or a Red Crow Independent Nominee, the Red Crow Investors shall be entitled to designate one member of one standing committee of the Board (as determined by the Red Crow Investors).
(d)    Subject to applicable law and qualification as “independent” pursuant to the Nasdaq Listing Standards (including any heightened independence requirements for service on specific committees), for so long as the Silver Lake Investors are entitled to nominate a Silver Lake Nominee, the Silver Lake Investors shall be entitled to designate one member of one standing committee of the Board (as determined by the Silver Lake Investors).
3.6    Reimbursement of Expenses. The Company shall reimburse the directors for all reasonable out-of-pocket expenses incurred in connection with their participatipon in and/or attendance at, meetings of the Board and any committees thereof, including commercial air travel, lodging and meal expenses.
3.7    Indemnification. For so long as any Sponsor Independent Nominee, SoftBank Nominee, SoftBank Independent Nominee, Silver Lake Nominee, QIA Nominee, Red Crow Nominee or Red Crow Independent Nominee, in each case, serves as a director of the Company, (i) the Company shall provide such nominee with the same expense reimbursement, benefits, indemnity, exculpation and other arrangements provided to any of the other directors of the Company and (ii) the Company shall not amend, alter or repeal any right to expense reimbursement, indemnification or exculpation covering or benefiting any such nominee (except to the extent such amendment or alteration permits the Company to provide broader expense reimbursement, indemnification or exculpation rights than permitted prior thereto).
3.8    Other Business Opportunities.
(a)    The parties expressly acknowledge and agree that to the fullest extent permitted by applicable law: (i) each of the Sponsor, the SoftBank Investors, the Silver Lake Investors, the QIA Investors and the Red Crow Investors (including (A) their respective Affiliates, (B) any portfolio company in which they or any of their respective Affiliates or investment fund Affiliates have made a debt or equity investment (and vice versa) or (C) any of their respective limited partners, non-managing members or other similar direct or indirect investors) and the director nominees of the foregoing has the right to, and shall have no duty (fiduciary, contractual or otherwise) not to, directly or indirectly engage in and possess interests in other business ventures of every type and description, including those engaged in the same or similar business activities or lines of business as the Company or any of its subsidiaries or deemed to be competing with the Company or any of its subsidiaries, on its own account, or in partnership with, or as an employee, officer, director or shareholder of any other Person, with no obligation to offer to the Company or any of its subsidiaries, or any other Investor or holder of capital stock of the Company the right to participate therein; (ii) each of the Sponsor, the SoftBank Investors, the Silver Lake Investors, the QIA Investors and the Red Crow Investors (including (A) their respective Affiliates, (B) any portfolio company in which they or any of their respective Affiliates or investment fund Affiliates have made a debt or equity investment (and vice versa) or (C) any of their respective limited partners, non-managing members or other similar direct or indirect investors) and the director nominees of the foregoing may invest in, or provide services to, any Person that directly or indirectly competes with the Company or any of its subsidiaries; and (iii) in the event that any of the Sponsor, the SoftBank Investors, the Silver Lake Investors, the QIA Investors and the Red Crow Investors (including (A) their respective Affiliates, (B) any portfolio company in which they or any of their respective Affiliates or  investment fund Affiliates have made a debt or equity investment (and vice versa) or (C) any of their respective limited partners, non-managing members or other similar direct or indirect investors) or any director nominee of the foregoing, respectively, acquires knowledge of a potential transaction or matter that may be a corporate or other business opportunity for the Company or any of its subsidiaries, such Person shall have no duty (fiduciary, contractual or otherwise) to communicate or present such corporate opportunity to the Company or any of its subsidiaries or any other Investor or holder of capital stock of the Company, as the case may be, and shall not be liable to the Company or any of its subsidiaries or any other Investor or holder of capital stock of the Company (or its respective Affiliates) for breach of any duty (fiduciary, contractual or otherwise) by reason of the fact that such Person, directly or indirectly, pursues or acquires such opportunity for itself, directs such opportunity to another Person or does not present such opportunity to the Company or any of its subsidiaries or any other Investor or holder of capital stock of the Company (or its respective Affiliates). For the avoidance of doubt, the parties acknowledge that, subject to Section 3.8(c), this Section 3.8(a) is intended to disclaim and renounce, to the fullest extent permitted by applicable law, any right of the Company or any of its subsidiaries with respect to the opportunities expressly disclaimed by this Section 3.8(a), and this Section 3.8(a) shall be construed to effect such disclaimer and renunciation to the fullest extent permitted by law.
(b)    Each of the parties hereto agrees that the waivers, limitations, acknowledgments and agreements set forth in this Section 3.8 shall not apply to any alleged claim or cause of action against any of the Sponsor, the SoftBank Investors, the Silver Lake Investors, the QIA Investors and the Red Crow Investors based upon the breach or nonperformance by such Person of this Agreement or any other agreement to which such Person is a party.
(c)    Notwithstanding anything to the contrary in this Section 3.8, this Section 3.8 shall not apply to any potential transaction or matter that may be a corporate or other business opportunity for the Company or any of its subsidiaries presented in writing to any Sponsor Independent Nominee, SoftBank Nominee, SoftBank Independent Nominee, Silver Lake Nominee, QIA Nominee, Red Crow Nominee or Red Crow Independent Nominee expressly in each such Person’s capacity as a director or employee of the Company or any of its subsidiaries (and not in any other capacity).

4.    Company Representations and Warranties.  The Company represents and warrants to each Investor that: (a) the Company has all requisite corporate power and authority to (i) execute and deliver this Agreement and the Share Repurchase Agreement, and (ii) consummate the transactions contemplated hereby and thereby and perform all obligations to be performed by it hereunder and thereunder; (b) the execution and delivery of this Agreement, the Share Repurchase Agreement and the consummation of the transactions contemplated hereby and thereby have been (i) duly and validly authorized and approved by the Board and (ii) determined by the Board as advisable to the Company and its stockholders; (c) no other corporate proceeding on the part of the Company is necessary to authorize this Agreement, the Share Repurchase Agreement and the transaction contemplated hereby and thereby; and (d) this Agreement has been duly and validly executed and delivered by the Company, and this Agreement constitutes, assuming the due authorization, execution and delivery by the other parties hereto, a legal, valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, subject to applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and similar laws affecting creditors’ rights generally and subject, as to enforceability, to general principles of equity.
5.    Miscellaneous.
5.1    Entire Agreement. This Agreement constitutes the entire agreement between the parties hereto pertaining to the subject matter hereof, and supersedes any and all other written or oral agreements relating to the subject matter hereof existing between the parties hereto.
5.2    Successors and Assigns; Third Party Beneficiaries. Except as otherwise provided in this Agreement, the terms and conditions of this Agreement shall inure to the benefit of and be binding upon the respective successors, assigns and legal representatives of the parties; provided, that no party may assign its respective rights or delegate its respective obligations under this Agreement without the prior written consent of the other parties, and any assignment in contravention hereof shall be null and void; provided, that any Investor may assign any of its rights and obligations hereunder to an Affiliated Fund without the consent of the other parties, but no such assignment will relieve such Investor of its obligations hereunder; provided, further, that subject to Section 5.3, the Company may assign its rights and obligations hereunder without the consent of the other parties in connection with a merger, consolidation, business combination or other extraordinary transaction. Nothing in this Agreement, express or implied, is intended to confer upon any party other than the parties hereto or their respective successors, assigns and legal representatives any rights, remedies, obligations, or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement.
5.3    Termination. This Agreement shall terminate upon the mutual written agreement of all of the parties, or, if earlier, upon the direct or indirect Change of Control of the Company, including as a result of a merger, consolidation, business combination or other extraordinary transaction. A “Change of Control” shall mean a transaction in which the common equity holders of the Company or the ultimate parent of the Company immediately prior to such transaction own less than a majority of the outstanding common equity or voting securities of the surviving entity or ultimate parent of the surviving entity in such transaction as of immediately following such transaction. The obligations of any Investor pursuant to Article 2 shall automatically terminate at such time as such Investor is no longer entitled to nominate a director to the Board. Notwithstanding anything to the contrary in this Agreement, each of Section 3.6, Section 3.7 and Section 3.8 shall survive termination of this Agreement and each of the parties shall be entitled to enforce such provisions notwithstanding the termination of this Agreement.
5.4    Amendments and Waivers. Any term of this Agreement may be amended or waived only with the written consent of each of the parties hereto. No waiver or failure to insist on strict compliance with any term of this Agreement shall operate as a waiver of any subsequent or other failure of compliance.
5.5    Notices. Any notice required or permitted by this Agreement shall be in writing and shall be deemed sufficient upon delivery, when delivered personally or by overnight courier (upon customary confirmation of receipt) or sent by email (upon non-automated confirmation of receipt), or upon delivery thereof after being deposited in the U.S. mail as certified or registered mail with postage prepaid, addressed to the party to be notified only at such party’s address or email address as set forth on the signature page hereto, or as subsequently modified by written notice.
5.6    Severability. If one or more provisions of this Agreement are held to be unenforceable under applicable law, the parties agree to renegotiate such provision in good faith. In the event that the parties cannot reach a mutually agreeable and enforceable replacement for such provision, then (a) such provision shall be excluded from this Agreement, (b) the balance of this Agreement shall be interpreted as if such provision were so excluded and (c) the balance of this Agreement shall be enforceable in accordance with its terms.
5.7    Expenses. Except as provided in Sections 3.6 and/or 3.7, each party hereto shall bear its own costs and expenses (including attorneys’ fees) incurred in connection with this Agreement and the transactions contemplated hereby.
5.8    Governing Law; Jurisdiction. This Agreement and all acts and transactions pursuant hereto and the rights and obligations of the parties hereto shall be governed, construed and interpreted in accordance with the laws of the State of Delaware, without giving effect to principles of conflicts of law. The parties (a) hereby irrevocably and unconditionally submit to the jurisdiction of the Court of Chancery of the State of Delaware (or, to the extent such court does not have subject matter jurisdiction, the other state courts of the State of Delaware) and to the jurisdiction of the United States District Court for the District of Delaware for the purpose of any suit, action or other proceeding arising out of or based upon this Agreement, (b) agree not to commence any suit, action or other proceeding arising out of or based upon this Agreement except in the Court of Chancery of the State of Delaware (or, to the extent such court does not have subject matter jurisdiction, the other state courts of the State of Delaware) or the United States District Court for the District of Delaware, and (c) hereby waive, and agree not to assert, by way of motion, as a defense, or otherwise, in any such suit, action or proceeding, any claim that it is not subject personally to the jurisdiction of the above-named courts, that its property is exempt or immune from attachment or execution, that the suit, action or proceeding is brought in an inconvenient forum, that the venue of the suit, action or proceeding is improper or that this Agreement or the subject matter hereof may not be enforced in or by such court.

5.9    Waiver of Jury Trial. EACH PARTY HERETO ACKNOWLEDGES AND AGREES THAT ANY CONTROVERSY WHICH MAY ARISE UNDER THIS AGREEMENT IS LIKELY TO INVOLVE COMPLICATED AND DIFFICULT ISSUES, AND THEREFORE EACH SUCH PARTY HEREBY IRREVOCABLY, UNCONDITIONALLY AND VOLUNTARILY WAIVES ANY RIGHT SUCH PARTY MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY SUIT, ACTION OR PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY OF THE TRANSACTIONS CONTEMPLATED HEREBY.
5.10    Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original and all of which together shall constitute one and the same instrument.
Headings, Titles and Subtitles. The headings, titles and subtitles used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.
[Signature Pages Follow]

The parties have executed this Shareholders’ Agreement as of the date first written above.

SOFI TECHNOLOGIES, INC.

By:	/s/ Anthony Noto
(Signature)

Name: Anthony Noto
Title: Chief Executive Officer

Address:
234 1st Street
San Francisco, CA 94105
Attn: Investor Relations
Email: ir@sofi.org

with a copy (which shall not constitute notice) to:

Social Finance, Inc.
10701 Parkridge Blvd, Suite 120
Reston, VA 20191
Attention: Robert S. Lavet, General Counsel
Email: rlavet@sofi.org

Wachtell, Lipton, Rosen & Katz
51 West 52nd Street
New York, NY 10019
Attention: Raaj S. Narayan
Email: RSNarayan@wlrk.com
SIGNATURE PAGE TO THE SHAREHOLDERS’ AGREEMENT OF SOFI TECHNOLOGIES, INC.

The parties have executed this Shareholders’ Agreement as of the date first written above.

SB SONIC HOLDCO (UK) LIMITED:

By:	/s/ Adam Westhead
(Signature)

Name: Adam Westhead
Title: Director

Address:

Email:
SIGNATURE PAGE TO THE SHAREHOLDERS’ AGREEMENT OF SOFI TECHNOLOGIES, INC.

The parties have executed this Shareholders’ Agreement as of the date first written above.

SOFTBANK GROUP CAPITAL LIMITED:

By:	/s/ Michel Combes
(Signature)

Name: Michel Combes
Title: Director

Address:

Email:
SIGNATURE PAGE TO THE SHAREHOLDERS’ AGREEMENT OF SOFI TECHNOLOGIES, INC.

The parties have executed this Shareholders’ Agreement as of the date first written above.

SILVER LAKE PARTNERS IV, L.P.:

By:	Silver Lake Technology Associates IV, L.P., its general partner

By:	SLTA IV (GP), L.L.C., its general partner

By:	Silver Lake Group, L.L.C., its managing member

By:	/s/ Michael Bingle
(Signature)

Name: Michael Bingle
Title: Managing Director

Address:	Silver Lake Partners
55 Hudson Yards
550 West 34th Street
40th Floor
New York, NY 10001
Attn: Mike Bingle
Andrew J. Schader

A copy (which shall not constitute notice) shall also be sent to:

Simpson Thacher & Bartlett LLP
2475 Hanover Street
Palo Alto, California 94304
Attention: Atif Azher
Email: aazher@stblaw.com

Email:
SIGNATURE PAGE TO THE SHAREHOLDERS’ AGREEMENT OF SOFI TECHNOLOGIES, INC.

The parties have executed this Shareholders’ Agreement as of the date first written above.

SILVER LAKE TECHNOLOGY INVESTORS IV (DELAWARE II), L.P.:

By:	Silver Lake Technology Associates IV, L.P., its general partner

By:	SLTA IV (GP), L.L.C., its general partner

By:	Silver Lake Group, L.L.C., its managing member

By:	/s/ Michael Bingle
(Signature)

Name: Michael Bingle
Title: Managing Director

Address:	Silver Lake Partners
55 Hudson Yards
550 West 34th Street
40th Floor
New York, NY 10001
Attn: Mike Bingle
Andrew J. Schader

A copy (which shall not constitute notice) shall also be sent to:

Simpson Thacher & Bartlett LLP
2475 Hanover Street
Palo Alto, California 94304
Attention: Atif Azher
Email: aazher@stblaw.com

Email:
SIGNATURE PAGE TO THE SHAREHOLDERS’ AGREEMENT OF SOFI TECHNOLOGIES, INC.

The parties have executed this Shareholders’ Agreement as of the date first written above.

QIA FIG HOLDING LLC:

By:	/s/ Ahmad Mohammed Al-Khanji
(Signature)

Name: Ahmad Mohammed Al-Khanji
Title: Director

Address:	Ooredoo Tower (Building 14),
Al Dafna Street (Street 801)
Al Dafna (Zone 61), P.O. Box 23224
Doha, Qatar

Email:
SIGNATURE PAGE TO THE SHAREHOLDERS’ AGREEMENT OF SOFI TECHNOLOGIES, INC.

The parties have executed this Shareholders’ Agreement as of the date first written above.

RED CROW CAPITAL, LLC:

By:	/s/ Clay Wilkes
(Signature)

Name: Clay Wilkes
Title: Individual

Address:	Dorsey & Whitney LLP,
111 South Main Street, Suite 2100
Salt Lake City, UT 84111

Email:	Attn: Nolan S. Taylor
taylor.nolan@dorsey.com
SIGNATURE PAGE TO THE SHAREHOLDERS’ AGREEMENT OF SOFI TECHNOLOGIES, INC.

The parties have executed this Shareholders’ Agreement as of the date first written above.

SCH SPONSOR V LLC:

By:	/s/ Chamath Palihapitiya
(Signature)

Name: Chamath Palihapitiya
Title: Chief Executive Officer

Address:

Email:
SIGNATURE PAGE TO THE SHAREHOLDERS’ AGREEMENT OF SOFI TECHNOLOGIES, INC.

EXHIBIT A
SHARE REPURCHASE AGREEMENT